IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re: Ecotality, Inc.	CASE NO. 2:13-BK-16127 (MCW)
	BUSINESS AND INDUSTRY MONTHLY OPERATING REPORT
	MONTH OF: June 2014
	DATE PETITION FILED: 9/16/2013
Debtor	TAX PAYER ID NO. : 68-0515422

Nature of Debtor's Business: In process of liquidating and transitioning remaining assets

DATE DISCLOSURE STATEMENT FILED ____________ TO BE FILED X

DATE PLAN OF REORGANIZATION FILED ____________ TO BE FILED X

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/Susie Herrmann/	CFO
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE
Susie Herrmann, CFO	7/29/2014
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

ORIGINAL SIGNATURE OF PREPARER	TITLE
PRINTED NAME OF PREPARER	DATE

PERSON TO CONTACT REGARDING THIS REPORT: Susie Herrmann

PHONE NUMBER: 602-686-6270

ADDRESS: PO Box 20336, Phoenix, AZ 85036-0336

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

Case Number: 2:13-BK-16127 (MCW)

	BANK ACCOUNTS					
	Operating	Adeq Assurance Utility Deposit	Chapter 7 Bankruptcy	Creditors' Committee Carve Out	Innergy Operating	Total
	# 1311	# 4411	# 4424	# 4602	# 6103	
Balance at Beginning of Period	233,403.90	124,000.00	10,000.00	30,000.00	267,407.33	664,811.23
RECEIPTS						
Cash Sales						-
Accounts Receivable						-
Loans and Advances						-
Sale of Assets	-					-
Transfers from Other DIP Accounts	-					-
Collected on behalf of oth debtor	5,740.23					5,740.23
	-					-
						-
						-
						-
TOTAL RECEIPTS	5,740.23	-	-	-	-	5,740.23
DISBURSEMENTS						
Business - Ordinary Operations	4,250.00					4,250.00
Business - Labor Expenses	11,489.59					11,489.59
Capital Improvements						-
Pre-Petition Debt						-
Transfers to Other DIP Accounts	-					-
Other (attach list)						-
						-
						-
Reorganization Expenses:						-
Attorney Fees	123,090.74					123,090.74
Accountant Fees	-					-
Other Professional Fees	18,616.87					18,616.87
U. S. Trustee Quarterly Fee	-					-
Court Costs						-
						-
TOTAL DISBURSEMENTS	157,447.20	-	-	-	-	157,447.20
Balance at End of Month	81,696.93	124,000.00	10,000.00	30,000.00	267,407.33	513,104.26

*Information provided above should reconcile wi

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:	
Total Disbursements From Above	157,447.20
Less: Transfers to Other DIP Accounts	-
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)	
Total Disbursements for Calculating Quarterly Fees	157,447.20

Case Number: 2:13-BK-16127 (MCW)

INCOME STATEMENT

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) year-to-date and filing-to-date information is provided, and (3) if reorganization expenses are segregated in the statement.

REVENUES	Current Month	Year to Date	Total Since Filing
Gross Revenue	-	-	268,814.00
Less: Returns & Discounts	-	-	-
Net Revenue	-	-	268,814.00
COST OF GOODS SOLD			
Material	-	-	85,496.70
Direct Labor	-	-	30,921.47
Direct Overhead (attach detail)	-	-	-
Total Cost of Goods Sold	-	-	116,418.17
GROSS PROFIT	-	-	152,395.83
OPERATING EXPENSES			
Officer/Insider Compensation	13,839.39	87,838.99	292,530.16
Selling & Marketing (attach detail)	-	-	-
General & Administrative (SCHED 3A)	43,130.36	473,599.80	1,670,308.91
Other Expenses (attach detail)	-	-	-
Total Operating Expenses	56,969.75	561,438.79	1,962,839.07
Income Before Non-operating Income and Expense	(56,969.75)	(561,438.79)	(1,810,443.24)
OTHER INCOME & (EXPENSE)			
Other Income (SCHED 3B)	-	4,691.24	(17,378.55)
Other Expense (SCHED 3C)	-	-	8,940.23
Interest Expense	(1,093.75)	(6,562.50)	(80,868.83)
Depreciation/Depletion	-	-	(5,719.82)
Amortization	-	-	(2,083.33)
Net Other Income & Expense	(1,093.75)	(1,871.26)	(97,110.30)
Income Before Reorganization Expense	(58,063.50)	(563,310.05)	(1,907,553.54)
REORGANIZATION EXPENSES			
Professional Fees	55,516.14	856,020.95	2,866,234.44
U.S. Trustee Fees	1,300.00	20,366.67	21,991.67
Other - Impairment Loss	-	-	8,270,805.86
(Gain) / Loss on Sale of Assets	-	(39,154.23)	(39,154.23)
Other - Mexico Wind Down	-	45,412.50	88,175.50
Total Reorganization Expenses	56,816.14	882,645.89	11,208,053.24
Income Tax	-	-	-
NET PROFIT OR (LOSS)	(114,879.64)	(1,445,955.94)	(13,115,606.78)

ECOtality, Inc
Balance Sheet (Accrual Basis)
For the Period Ending June 2014
Case Number: 2:13-BK-16127 (MCW)

	June 2014 Current Period	May 2014 Prior Period
Current assets:		
Unrestricted Cash	367,536	500,811
Restricted Cash	164,000	164,000
Receivables, net	31,203	31,203
Note Receivable	35,000	35,000
Taxes Receivable	13,356	13,431
Due from Insider(s)	-	-
Inventory	-	-
Prepaid & other assets	507,179	543,007
Assets Held for Sale	187,500	187,500
Total current assets	1,305,774	1,474,953
Other assets:		
Intercompany Receivable (SCHED 4A)	90,085,754	90,085,602
Investment in Innergy	-	-
Investment in Collaboratev	-	-
Total other assets	90,085,754	90,085,602
Total assets	91,391,528	91,560,555
Liabilities & Equity		
Post-Petition Liabilities		
Accounts payable	305,999	252,664
Accrued Taxes	-	-
Accrued Payroll	11,490	7,660
Accrued Legal	56,352	172,287
Intercompany Payable (SCHED 4A)	4,356,437	4,350,772
Accrued liabilities (SCHED 4B)	62,910	62,472
Total post-petition liabilities	4,793,188	4,845,855
Pre-Petition Liabilities		
Secured Debt	187,500	187,500
Unsecured Debt	5,000,000	5,000,000
Intercompany Payable (SCHED 4A)	719,929	719,929
Other (SCHED 4C)	1,059,980	1,064,250
Total Pre-Petition Liabilities	6,967,410	6,971,679
Shareholder's equity:		
Pre-Petition Equity		
Common stock	33,529	33,529
Preferred Stock	1,744	1,744
Paid in capital	136,003,909	136,003,909
Retained earnings at acquisition	-	-
Retained earnings since acquisition	(43,277,866)	(43,277,866)
Foreign Currency Translation Adj	0	0
Total Pre-Petition Equity	92,761,316	92,761,316
	-	-
Post-Petition Cumulative Profit(Loss)	(13,115,607)	(13,000,727)
Direct Changes to Equity (Employee Stock & Option Vesting)	(20,904)	(23,693)
Direct Changes to Equity (Write-off of Related Party Debt/Receivable)	6,125	6,125
Total equity	79,630,930.00	79,743,020.49
Total liabilities & equity	91,391,528	91,560,555

Case Number: 2:13-BK-16127 (MCW)

STATUS OF ASSETS

*Information provided on this page should reconcile with balance sheet amounts

ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable & Notes Rec	66,203.22		-	66,203.22
Less Amount Considered Uncollectible	-			
Net Accounts Receivable	66,203.22	-	-	66,203.22

DUE FROM INSIDER	
Schedule Amount	-
Plus: Amount Loaned Since Filing Date	-
Less: Amount Collected Since Filing Date	-
Less: Amount Considered Uncollectible	-
Net Due From Insiders	-

INVENTORY		
Beginning Inventory		-
Plus: Purchases		-
Less: Cost of Goods Sold		-
Ending Inventory	-	-

Date Last Inventory was taken: 9/30/2013

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	Book Value
Real Property				
Buildings	575,615.00		(575,615.00)	-
Accumulated Depreciation	101,486.34		(101,486.34)	-
Net Buildings	474,128.66			-
Equipment	1,575,869.64		(1,575,869.64)	-
Accumulated Depreciation	1,571,246.49		(1,571,246.49)	-
Net Equipment	4,623.15			-
Autos/Vehicles	-			-
Accumulated Depreciation	-			-
Net Autos/Vehicles	-			-
Furniture & Fixtures	129,426.36		(129,426.36)	-
Accumulated Depreciation	83,553.47		(83,553.47)	-
Net Furniture & Fixtures	45,872.89			-
Leasehold Improvements	26,630.69		(26,630.69)	-
Accumulated Depreciation	22,430.69		(22,430.69)	-
Net Leasehold Improvements	4,200.00			-

Provide a description of fixed assets added or deleted during the reporting period; include the date of Court order:

Case Number: 2:13-BK-16127 (MCW)

STATUS OF LIABILITIES AND SENSITIVE PAYMENTS

*Information provided on this page should reconcile with balance sheet and disbursement detail amounts

POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	61-90 Days	91+ Days
Accounts Payable * (SCHED 6A)	305,999.39	166,166.26	46,170.30	14,960.36	78,702.47
Taxes Payable	-				
Notes Payable	-				-
Professional & Legal Fees Payable	62,351.50	62,351.50	-	-	-
Secured Debt	-				
Other (SCHED 6B)	4,424,837.10	33,179.61	5,260.42	5,260.42	4,381,136.65
Total Post-Petition Liabilities	4,793,187.99	261,697.37	51,430.72	20,220.78	4,459,839.12

*DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders			
Name	Reason for Payment	Amount Paid this Month	Total Paid to Date
Hind Ravi Brar	Gross Payroll	-	74,213.32
Hind Ravi Brar	Expense Reimbursements		1,343.00
Murray Jones	Gross Payroll	-	37,843.47
Murray Jones	Expense Reimbursements		193.03
Susie Herrmann	Gross Payroll	10,673.10	134,997.91
Susie Herrmann	Expense Reimbursements		2,187.99
Daryl Magana	Board of Director Fees	-	1,958.33
Kevin Cameron	Board of Director Fees	-	2,458.33
Edwars S. Mead	Board of Director Fees	-	1,854.17
Total Payments to Insiders		10,673.10	257,049.55

Professionals				
Name	Date of Court Order Authorizing Payment	Amount Aproved	Amount Paid this Month	Total Paid to Date
Nair & Co	9/30/2013	Up to $20K per month or $120K ttl	-	25,537.20
Burns Barton, LLP	9/30/2013	Up to $20K per month or $120K ttl	-	1,342.50
McGladrey, LLP	9/30/2013	Up to $20K per month or $120K ttl	-	20,000.00
Kurtzman Carson Consultants, LLC	9/19/2013	NA	18,616.87	152,093.04
Wendy Larchick PC	9/30/2013	Up to $20K per month or $120K ttl	-	19,705.83
Armando Moreno Ibarra	9/30/2013	Up to $90K - Liquidator for Mexico covered under MX Wind down motion	-	32,575.00
Hartman Titus, PLC	9/30/2013	Up to $20K per month or $120K ttl	-	7,928.00
Bustamante Escandon Y Pareyon SC	9/30/2013	Up to $20K per month or $120K ttl	-	22,865.00
Evers Robinson Ltd	9/30/2013	Up to $20K per month or $120K ttl	-	5,000.00
Total Payments to Professionals			18,616.87	287,046.57

Case Number: 2:13-BK-16127 (MCW)

CASE STATUS

QUESTIONAIRE

	YES	NO
Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?		X
Are any post-petition receivables (accounts, notes or loans) due from related parties?	X	
Are any wages past due?		X
Are any U. S. Trustee quarterly fees delinquent?		X

Provide a detailed explaination of any "YES" answers to the above questions: (attach additional sheets if needed)

Business expenses received/paid by related party passed to company through intercompany receivable/payable accounts.

Current number of employees: 3 (1 full time, 2 part time hourly on as needed basis)

INSURANCE

Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency
Travelers #PFUB-0B18463514	Workers Comp	02/25/14 - 02/25/15	Up front total prem $990 (minimum premium)
Travelers Policy # P6300B184635IND14	Comm Pkg Policy	05/01/14 - 05/01/15	Up front total prem $1,539
Liberty Mutual Group - DO4N717527005	D&O Tail Coverage	10/11/13 - 10/11/14	Annual/$130,000
Liberty Mutual Group - DO4N717527006	D&O Coverage	10/11/13 - 10/11/14	Annual/$195,000
Berkley Insurance Co. - 11141191	Excess D&O Tail Coverage	10/11/13 - 10/11/14	Annual/$70,909
Philadelphia Indemnity Ins. Co - PHSD887291	Employment Practices	10/12/13 - 10/11/14	Annual/$26,193

What steps have been taken to remedy the problems which brought on the chapter 11 filing?

The Company is in the process of liquidating its assets for the benefit of creditors.

Identify any matters that are delaying the filing of a plan of reorganization:

None

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: June 2014

Account # 1311

Bank Name: Bank of America - Ecotality Operating

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
6/3/2014	ADP	Payroll Taxes	3,050.42
6/6/2014	Akin Gump Strauss Hauer & Feld LL	Bankruptcy Counsel	70,934.60
6/10/2014	ADP	Payroll Taxes	1,525.20
6/10/2014	RDG Filings	SEC filing fees	730.00
6/16/2014	Bank of America	Account Analysis Fees	1,497.60
6/24/2014	RDG Filings	SEC filing fees	720.00
6/27/2014	ADP	Payroll Processing Fees	166.98
		Total Cash/Electronic Disbursements	78,624.80

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
7422	06/04/2014	Susie Herrmann	Payroll - PPE 5/26/14-06/01/14	2,304.65
7423	06/04/2014	Susie Herrmann	Payroll - PPE 5/19/14-05/25/14	2,304.65
7418	06/06/2014	City of Scottsdale-Post petition	Utilities	43.77
7419	06/06/2014	Jennings,Strouss & Salmon, PLC	Creditor Committee Counsel	18,683.49
7420	06/06/2014	Parker Schwartz, PLLC	Bankruptcy Counsel	15,041.20
7421	06/06/2014	SRP	Utilities	33.95
7424	06/11/2014	Susie Herrmann	Payroll - PPE 5/26-06/4/14	2,304.67
7425	06/12/2014	City of Scottsdale-Post petition	Utilities	43.63
7427	06/12/2014	SRP	Utilities	45.20
7426	06/12/2014	Travelers	Business Insurance	848.00
7428	06/26/2014	Jennings,Strouss & Salmon, PLC	Creditor Committee Counsel	18,431.45
7429	06/26/2014	SRP	Utilities	120.87
7430	06/26/2014	Kurtzman Carson Consultants LLC	Bankruptcy Consultants	18,616.87
Total checks listed on this page				78,822.40
Total checks listed on continuation pages				-

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	157,447.20

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: June 2014
Account # # 6103
Bank Name IPC Operating

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
		Total Cash/Electronic Disbursements	-

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				-
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	-

Ecotality, Inc.
Case Number: 2:13-BK-16127 (MCW)
General and Administrative Expenses
June 2014

OPERATING EXPENSES General & Administrative (attach detail)	Current Month	Year to Date	Total Since Filing
Accounting Services (credit issued in April)	-	33,525.00	39,325.00
Business Insurance	35,303.42	204,516.86	345,640.76
Dues & Subscriptions	441.91	2,733.27	5,656.92
Investor Relations	-	-	-
IP Licencing Agreement Fees	4,166.67	38,525.04	38,525.04
Legal Fees	-	-	10,604.67
License & Permits	-	311.19	689.19
Marketing (including conferences, website maint & URL)	-	-	549.75
Miscellaneous Expenses	2,841.09	25,038.52	55,728.88
Office Expenses (supplies, postage)	-	1,727.65	5,857.05
Parking	-	-	30.00
Payroll Expenses	13,839.39	203,668.62	579,622.21
Payroll Expense - Workers Comp Insurance	82.50	40,482.12	(4,085.77)
Equity Compensation	-	5,130.08	(14,378.70)
Less: Officer Compensation	(13,839.39)	(87,838.99)	(286,262.37)
Professional Fees (including equity based prof. fees)	128.70	278.89	900,153.44
Property Taxes	-	3,929.29	5,825.90
Public Relations	-	-	11,875.00
Rent	-	-	23,776.27
Tax Penalties & Interest	-	426.95	5,195.17
Travel & Entertainement	-	-	1,194.56
Utilities (water, electric, internet, phone)	166.07	1,145.31	7,694.02
Allocate Marketing costs to subsidiary	-	-	(25,174.12)
Allocate IT costs to subsidiary	-	-	(37,733.96)
	43,130.36	473,599.80	1,670,308.91

Ecotality, Inc.
Case Number: 2:13-BK-16127 (MCW)
Other Income
June 2014

OTHER INCOME & (EXPENSE)	Current Month	Year to Date	Total Since Filing
Other Income (attach list)			
Interest Income	-	237.24	275.04
Miscellaneous Income	-	-	-
Collection of Pre-Petition Phone Credit	-	4,454.00	4,454.00
Gain(loss) Equity Method Investment *		-	(22,107.59)
	-	4,691.24	(17,378.55)

Ecotality, Inc.

Case Number: 2:13-BK-16127 (MCW)

Other Expense

June 2014

OTHER INCOME & (EXPENSE):	Current Month	Year to Date	Total Since Filing
Other Expense (attach list)			
Gain(loss) on foreign currency exchange for loan to Ecotality Australia subsidiary	-	-	8,940.23
	-	-	8,940.23

2:13-BK-16127 (MCW)

Inter Company Receivables / Payables

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	Current Period	Prior Period
Pre Petition Inter Company Payable		
Due To Ecotality Stores, Inc.	-	-
Due to Portable Energy de Mexico, SA.DEC.V	(719,929.49)	(719,929.49)
Total Pre Petition Intercompany Payable	(719,929.49)	(719,929.49)
Post Petition Inter Company Payable		
Due To Electric Transportation Engineering Corp	(4,194,049.23)	(4,188,384.00)
Due To Ecotality Stores, Inc.	(151,494.10)	(151,494.10)
Due to Portable Energy de Mexico, SA.DEC.V	(10,893.94)	(10,893.94)
Total Post Petition Payable	(4,356,437.27)	(4,350,772.04)
Pre and Post Petition Inter Company Receivable		
Due From Electric Transportation Engineering Corp	86,205,117.63	86,205,031.99
Due From Ecotality Stores, Inc.	3,845,535.73	3,845,469.74
Due From Ecotality Asia Pacific Limited	15,416.38	15,416.38
Due From Portable Energy de Mexico, SA.DEC.V	19,683.93	19,683.93
Total Pre and Post Petition Receviable	90,085,753.67	90,085,602.04

Total Inter Company Receivables / (Payables)	**Current Period**	**Current Period**
Due From Electric Transportation Engineering Corp	82,011,068.40	82,016,647.99
Due From Ecotality Stores, Inc.	3,694,041.63	3,693,975.64
Due From Ecotality Asia Pacific Limited	15,416.38	15,416.38
Due To Portable Energy de Mexico, SA.DEC.V	(711,139.50)	(711,139.50)
TOTAL Inter Company	85,009,386.91	85,014,900.51

Note: Inter company balances are a net of payables and receivables by entity

Ecotality, Inc.
Case Number: 2:13-BK-16127 (MCW)
Post-Petition Accrued Liabilities
June 2014

POST-PETITION ACCRUED LIABILITIES	Current Period	Prior Period
Accrued Interest	6,562.50	5,468.75
Accrued Professional Fees	6,000.00	12,000.00
Misc. Accrual	50,347.72	45,002.91
	62,910.22	62,471.66

Ecotality, Inc.
Case Number: 2:13-BK-16127 (MCW)
Pre-Petition Liabilities
June 2014

PRE-PETITION LIABILITIES	Current Period	Prior Period
Accounts Payable	651,106.45	651,106.45
Accrued Payroll	72,851.57	77,120.80
Accrued Legal	22,770.30	22,770.30
Accrued Interest	52,604.17	52,604.17
Accrued Contract Payments	221,148.99	221,148.99
Accrued Board Fees	39,498.95	39,498.95
Misc. Accruals		
	1,059,980.43	1,064,249.66

Ecotality, Inc.
Case Number: 2:13-BK-16127 (MCW)
Accounts Payable - Post Petition
June 2014

	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
ABM	0.00	0.00	0.00	0.00	562.50	562.50
Akin Gump Strauss Hauer & Feld LLP	0.00	130,840.00	17,744.90	14,852.70	0.00	163,437.60
Antenna Group LLC	0.00	0.00	0.00	0.00	15,000.00	15,000.00
Aprea & Micheli, Inc.	0.00	0.00	0.00	0.00	3,125.00	3,125.00
Arrowhead	0.00	0.00	0.00	0.00	30.00	30.00
Arrowhead	0.00	0.00	0.00	0.00	98.26	98.26
Benesch Friendlander Coplan & Aronoff LLP	0.00	0.00	0.00	0.00	638.00	638.00
Bryan Cave LLP	0.00	0.00	0.00	0.00	7,011.40	7,011.40
Canon Financial Service, Inc.	0.00	0.00	0.00	0.00	294.85	294.85
City of San Diego	0.00	0.00	0.00	0.00	61.19	61.19
Corporate Stock Transfer	0.00	0.00	0.00	0.00	336.01	336.01
Cox Business	0.00	0.00	0.00	0.00	1,347.34	1,347.34
Deleware Secretary of State	0.00	250.00	0.00	0.00	0.00	250.00
Digital - The Fruth Group	0.00	0.00	0.00	0.00	190.77	190.77
Digital -The Fruth Group	0.00	0.00	0.00	0.00	970.74	970.74
Farella Braun & Martel LLP	0.00	0.00	0.00	0.00	8,661.11	8,661.11
Fedex	0.00	0.00	0.00	0.00	37.33	37.33
Jennings,Strouss & Salmon, PLC	0.00	23,037.35	4,665.10	0.00	0.00	27,702.45
M2M One	0.00	0.00	0.00	0.00	1,210.00	1,210.00
McGladrey, LLP	0.00	0.00	20,000.00	0.00	6,500.00	26,500.00
Merrill Communications	0.00	0.00	0.00	0.00	3,623.18	3,623.18
MR Copy (CCV Payments)	0.00	0.00	0.00	0.00	63.94	63.94
MT Data	0.00	0.00	0.00	0.00	577.50	577.50
Nair & Co	0.00	278.41	0.00	-3,332.74	0.00	-3,054.33
NASDAQ OMX	0.00	0.00	0.00	0.00	4,375.00	4,375.00
Oregon Dept. of Revenue -	0.00	0.00	0.00	0.00	237.37	237.37
Over The Wire	0.00	0.00	0.00	0.00	437.25	437.25
Parker Schwartz, PLLC	0.00	11,760.50	3,760.30	3,440.40	0.00	18,961.20
Pioneer Title Agency	0.00	0.00	0.00	0.00	4,375.00	4,375.00
Pitney Bowes Global Financial Services	0.00	0.00	0.00	0.00	277.27	277.27
San Diego Gas & Electric	0.00	0.00	0.00	0.00	401.60	401.60
Sanyo Customs Brokerage, Inc.	0.00	0.00	0.00	0.00	140.00	140.00
ScreenSpaces, Inc.	0.00	0.00	0.00	0.00	549.75	549.75
TPG The Piacent Group, Inc.	0.00	0.00	0.00	0.00	15,750.00	15,750.00
Travelers	0.00	0.00	0.00	0.00	1,000.00	1,000.00
Underwriters Laboratories, Inc.	0.00	0.00	0.00	0.00	505.00	505.00
UPS Supply Chain Solutions, Inc.	0.00	0.00	0.00	0.00	28.04	28.04
Xerox	0.00	0.00	0.00	0.00	287.07	287.07
TOTAL	0.00	166,166.26	46,170.30	14,960.36	78,702.47	305,999.39

Ecotality, Inc.
Case Number: 2:13-BK-16127 (RJH)
Post-Petition Liabilities
June 2014

POST-PETITION LIABILITIES	Current Period	Prior Period
Accrued Payroll	11,489.61	7,659.73
Accrued Interest	6,562.50	5,468.75
Intercompany Payable	4,356,437.27	4,350,772.04
Misc. Accrual	50,347.72	45,002.91
	4,424,837.10	4,408,903.43